United States

Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: May 2, 2022

(Date of Earliest Event Reported)

CALAMP CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-12182	95-3647070
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

15635 Alton Parkway, Suite 250, Irvine, CA 92618

(Address of principal executive offices)

(949) 600-5600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, $0.01 Par Value	CAMP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On May 2, 2022, CalAmp Corp. (the “Company”) issued a press release announcing its receipt of notice from 272 Capital Master Fund Ltd., in collaboration with Michael Burdiek and Garo Sarkissian (the “Investor Group”), that the Investor Group has nominated six director candidates to stand for election to the Company’s Board of Directors at the Company’s 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”).  A copy of the press release is attached as Exhibit 99.1 and incorporated herein.

The Company reserves the white proxy card with respect to the 2022 Annual Meeting.

Important Additional Information and Where to Find It

The Company intends to file a proxy statement and WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) with respect to the 2022 Annual Meeting and to mail the definitive proxy statement and the definite form of WHITE proxy card, along with the Company’s 2021 Annual Report on Form 10-K, to each stockholder of record entitled to vote at the 2022 Annual Meeting. THE COMPANY STRONGLY URGES ITS STOCKHOLDERS TO READ ANY SUCH PROXY STATEMENT, THE ACCOMPANYING WHITE PROXY CARD AND OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of these documents, once they are filed, and other documents filed with the SEC on the SEC’s website at http://www.sec.gov. Free copies of the documents filed with the SEC by the Company may also be obtained at the investor relations portion of the Company’s website at https://investor.calamp.com.

Participants in Solicitation

CalAmp Corp. and its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Company stockholders in connection with the matters to be considered at the 2022 Annual Meeting. Information about the Company’s directors and certain of its executive officers is available in the Company’s public filings filed with the SEC, including its proxy statement for the 2021 Annual Meeting of Shareholders, as filed with the SEC on Schedule 14A on June 21, 2021. Additional information regarding the interests of the directors and executive officers will be set forth in the proxy statement to be filed with the SEC in connection with the 2022 Annual Meeting. Free copies of this document may be obtained as described in the preceding paragraph.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Press release of the Registrant, dated May 2, 2022, announcing its receipt of director nominations from 272 Capital Master Fund Ltd.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 2, 2022	CALAMP CORP.

	By:	/s/ Kurtis Binder
Kurtis Binder
Executive Vice President and Chief Financial Officer (Principal Financial Officer)